EXHIBIT 99.1

Newsletter Distribution Agreement

This agreement ("Agreement") is made as of March 1, 2007 ("the Effective Date") by and between the two companies below:

Zebra Financial Publishing LLC (ZF)  and   Metabolic Research Inc. (the Company)

969 Edgewater Blvd, #256,

     14001 Walden Road,

Foster City, CA 94404

     Suite #600, Montgomery,

     TX 77356

In consideration of the mutual covenants contained herein and on the terms and conditions set forth below, the Company and ZF agree as follows:

      1.    Provision of Services:

ZF agrees to use best efforts in providing services, as described herein, to the Company, to place at the disposal of the Company, as determined by ZF, its personnel, services, contacts and experience, and to consistently provide service to the Company as and for the term described herein, to:

            a.    become familiar with the Company's website, media kits, press releases and the filings with the U.S. Securities and Exchange Commission (SEC) as provided to ZF by the company in writing;

                  and

            b.    ZF will prepare and publish a 12-page investment newsletter focusing primarily on the Company. ZF will distribute it under its own brand name to 500,000 investment and newsletter subscribers. The turnkey project includes the following: writing and editing the copy, designing the layout, obtaining necessary recipient lists and coordinating the logistical process (printing, database merge/purge, mailing).

      2.    Compensation

Company and ZF agree to the following as the compensation or expense reimbursement for the performance of the services outlined above.

The newsletter discussing the Company will be a sponsored advertisement for subscriptions. ZF's compensation includes the expense reimbursement (see below). ZF expects to generate new subscriber revenue, the amount of which is unknown at this time, to ZF's newsletter through the distribution of the mailing piece described in this document.

Expense reimbursement: The Company will cover all expenses associated with the publication. All expense must be pre-approved by the Company and either a) be paid directly to the corresponding service providers whenever logistically feasible, or b) to ZF. ZF estimates these expenses will be approximately $295,023 for approximately 500,000 copies. However, the final cost will depend on various issues, including but not limited to the price of paper, printing costs, graphic design, bulk mail permit, business reply mail permit, mailbox fees, copies, overnight delivery charges, writing fees, databases rental charges and postage costs. Both parties understand that the final costs and the final number of copies mailed may both differ from the original estimate. The printing company cannot guarantee an exact amount to be printed, the final number of printed newsletters may be slightly higher or lower. Furthermore, since ZF will rent several opt-in investment and newsletter subscriber databases, these databases often have duplicate recipients which will be purged at the time newsletters are merged, causing the final number of available names to potentially differ from the original estimate.  During the term of this agreement, the Company may have an option, at the cost of the Company, to request ZF to perform its services herein for updated publications to reflect updates to the Company which are public information (but the Company is not obligated to do so), to perform its services including distribution of further 500,000 copies for such updates. Should the Company exercise such option for its services, ZF shall be paid a cash fee of $8,000 and a further fee of $3,000 shall be paid to the editor of the publication.

      3.    Liability of ZF:

In furnishing the Company the services, as herein provided, neither ZF, nor any officer, director or agent thereof, shall be liable to the Company for errors in judgment or for anything except willful malfeasance, reckless disregard or bad faith in the performance of its duties under this Agreement; but in all cases no liability will extend beyond ZF. Company will indemnify and hold harmless ZF, and any related entity, officers, directors, affiliates, attorney, writer, graphic designer or any other agent retained by ZF against any liability, loss, claim, damage or expense resulting from any violation of law or any regulation or any agreement by Company or action or inaction by Company, or misstatement of a material fact or omission of a material fact from information furnished by Company.

It is further understood and agreed that ZF (and others engaged by ZF) may rely upon the information furnished to ZF by the Company. The Company represents, warrants and covenants that such information will be accurate and reliable in all material respects. The Company and its affiliates represent, warrant and covenant that it or they shall not fail to disclose any material fact or information to ZF. ZF shall not be liable for any loss suffered by the Company by reasons of the Company's action or non-action on the basis of any advice, recommendation or approval of any persons, firms, ZF or its management, employees or agents or because of any of the services. In no event shall any liability of ZF exceed the compensation (excluding reimbursed expenses) made by the Company to ZF.

It is also understood and agreed by both parties, that in order to maintain its independence, ZF will be responsible for its own opinions or views regarding the Company, its future potential, its industry or other related issues. Payment of postage funds from the Company constitutes approval of the newsletter for distribution. By approving the distribution of the newsletter, the Company simply confirms that all material information regarding the company or all other information in the newsletters provided by the Company, are factually correct. Approving the document for accuracy does not mean that the Company agrees on the views, opinions or predictions of the newsletter.

Both parties understand that the newsletter is for information, educational and entertainment purposes only and cannot be considered investment advice or a solicitation to buy or sell securities.

      4.    Status of ZF

ZF shall be deemed to be an independent contractor and, except as expressly provided or authorized in this Agreement, shall have no authority to act for or represent the Company.

      5.    Term

The term of this agreement shall be one year from the Effective Date and may be extended by mutual agreement between the parties.

      6.    Indemnification

The Company agrees to indemnify and hold harmless ZF, each of its officers, shareholders, directors, employees, contractors, lawyers, accountants and agents against any liability, loss, costs, expenses or damages, including but not limited to, any and all expenses reasonably incurred in investigating, preparing or defending against any litigation or arbitration, commenced or threatened, or any claim whatsoever or howsoever caused by reason of any loss or injury (whether to body, property, personal or business, character or reputation or otherwise) sustained by any person or entity, or to any person, entity or property by reason of any act, neglect, default or omission, or any untrue or alleged untrue statement of a material fact, or any misrepresentation of any material fact or any breach of any material warranty or covenant of the Company or any of its agents, employees, or other representatives or affiliates arising out of, or in relation to, this Agreement, the services to be provided hereunder and any documents or materials provided to ZF in connection with this Agreement.

In the event that ZF, however, is held liable, by a court of competent jurisdiction, for the transactions relating hereto, or otherwise, the Company agrees and represents that ZF's liability is limited to the total compensation, excluding reimbursed expenses, actually received by ZF pursuant to this Agreement. In no event shall ZF be liable for any punitive, incidental or consequential or other damages to the Company, its stockholders, creditors, or any other person or entity, even if advised of the possibility thereof.

ZF agrees to indemnify and hold harmless the Company, each of its officers, directors, employees, contractors, lawyers, accountants and agents against any liability, loss, costs, expenses or damages, including but not limited to, any and all expenses reasonably incurred in investigating, preparing or defending against any litigation or arbitration, commenced or threatened, or any claim whatsoever or howsoever caused by reason of any loss or injury (whether to body, property, personal or business, character or reputation or otherwise) sustained by any person or entity, or to any person, entity or property by reason of any act, neglect, default or omission, or any untrue or alleged untrue statement of a material fact, or any misrepresentation of any material fact or any breach of any material warranty or covenant of the Company or any of its agents, employees, or other representatives or affiliates arising out of, or in relation to, this Agreement, the services to be provided hereunder and any documents or materials provided to ZF in connection with this Agreement.

      7.    Confidentiality

The Company agrees to provide reasonable security measures to keep all information of or relating to ZF, confidential, though it may and should disclose this Agreement if and as required by law.

      8.    Representations

            a.    Each party agrees that all actions, direct and indirect, taken by it and its respective agents, employees and affiliates in connection with the Agreement shall, by best efforts, conform to all applicable U.S. federal and state security laws, and the applicable rules and regulations of the SEC or any self-governing body and all other governmental agencies which may have jurisdiction over the party taking such actions.

            b.    Neither ZF nor the Company shall make or issue, or cause to be made or issued, any announcement or written statement concerning this Agreement without the prior written consent of the other party.

            c.    Company understands and agrees that ZF makes no representations or warranties whatsoever regarding (i) the level or likelihood of success of ZF's efforts, (ii) the completeness or accuracy of any services by ZF, or (iii) the results or impact of ZF's performance of any of the services.

            d.    Company hereby releases ZF and all affiliated persons and firms including officers, directors, shareholders, agents, representatives and its lawyers and accountants, from any and all obligations and liabilities whatsoever to the Company except for the express obligations ZF under this Agreement.

            e.    Company represents that: Company shall never supply ZF or any affiliate with material inside (non-public) information; Company is not using ZF to provide any stock sale offer or solicitation; Company desires to reach an audience to bring awareness of the existence of the Company and its new license for patents pending with respect to its natural bio-technologies and future products aimed for the treatment of arthritis and other anti-inflammatory diseases;  Company is a corporation duly organized, validly existing and in good requisite power and authority to enter into this Agreement and carry on its business as now conducted and as proposed to be done; the capital stock of the Company is authorized for issue, and issued, and the beneficial ownership of the shares of each class and series and of the securities in the Articles of Incorporation or Bylaws of Company or any amendments to those documents in no way limits or effects this Agreement or is in contradiction to the terms hereof; all corporate action on the part of Company, its officers, directors and shareholders is legal; no consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state, or local governmental authority on the part of Company is required in connection with this Agreement; and, there are no actions, suits, claims, investigations or legal or administrative proceedings pending to the best of Company's knowledge and belief, threatened against Company or its directors, and there are no judgment, decrees or orders of any court, or government department, commission or agency entered or existing against Company or its directors or any of the company's assets and properties.

            f.    ZF represents that its officers, directors, shareholders and employees have not, are not and will not invest in, purchase, sell or trade in the securities of the Company.

      9.    Miscellaneous

            a.    Gender. Wherever the context shall require, all words herein in the masculine gender shall be deemed to include the feminine or neuter gender, all singular word shall include the plural, and all plural shall include the singular.

            b.    Severability. If any provision hereof is deemed unenforceable by a court of competent jurisdiction, the remainder of this Agreement, and the application of such provision in other circumstances shall not be affected thereby.

            c.    Further Cooperation. From and after the date of this Agreement, each of the parties hereto agrees to execute whatever additional documentation or instruments as are necessary to carry out the intent and purposes of this Agreement or to comply with any law.

            d.    Waiver. No waiver of any provision of this Agreement shall be valid unless in writing and signed by the waiving party.

            e.    Expenses. Except as otherwise provided herein, each party hereto shall bear all expenses incurred by each such party in connection with this Agreement and in the consummation of the transaction contemplated hereby and in preparation thereof.

            f.    Amendment. This Agreement may only be amended or modified at any time, and from time to time in writing, executed by the parties hereto.

            g.    Notices. Any notice, communication, request, reply or advice (hereinafter severally and collectively called `Notice') in this Agreement provided or permitted to be given, shall be made or be served by delivering same by facsimile or by delivering the same by hand-delivery service, such Notice shall be deemed given when so delivered. For all purposes of Notice, the addresses of the parties shall be the last known address of the party.

            h.    Captions. Captions herein are for the convenience of the parties and shall not affect the interpretation of this Agreement.

            i.    Counterpart Execution. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument and may be signed by fax.

            j.    Assignment. This Agreement is not assignable, without the written consent of the parties.

            k.    Parties in Interest. Provisions of this Agreement shall be and inure to the benefit of and be enforceable by the parties and their heirs, executors, administrators, other permitted successors and assigns, if any.

            l.    Entire Agreement. This Agreement constitutes the entire agreement and understanding of the parties on the subject matter hereof and supersedes all prior agreements and understandings.

            m.    Construction. This Agreement shall be governed by the laws of Indiana. The parties agree and acknowledge that each party has reviewed this Agreement and the normal rule of construction that agreements are to be construed against the drafting party shall not apply in respect of this Agreement given the parties have mutually negotiated and drafted this Agreement.

n.

Independent Legal Counsel. The parties hereto agree that:

    (i) each has retained independent legal counsel in connection with the preparation of this Agreement, (ii) each has been advised of the importance of retaining legal counsel, and (iii) by the execution of this Agreement, each party who has not retained independent legal counsel acknowledges having waived such right.

The parties have caused this Agreement to be signed by their respective officers or representatives duly authorized the day and year first written above.

Metabolic Research, Inc.

Per:

/s/ Nick Montesano

------------------

Nick Montesano

CEO

ZF Financial Publishing LLC

Per:

/s/ David Pittman

-----------------

David Pittman

President